June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2021 (September 8, 2021)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8401 McClure Drive

Fort Smith, Arkansas 72916

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 7.01 – REGULATION FD DISCLOSURE

ArcBest® (Nasdaq: ARCB) is providing the following update on the most recent information related to its third quarter 2021 financial results and business trends.

There were 22 working days in August 2021 and 21 working days in August 2020.

ArcBest Consolidated

On a preliminary basis, August 2021 consolidated revenues grew approximately 21% on a per day basis compared to August 2020, reflecting business momentum resulting from continued customer demand for our logistics solutions and revenue growth in all three operating segments.

Asset-Based Operating Segment

For the month of August 2021 compared to August 2020, preliminary financial metrics and business trends are as follows:

●	Daily Billed Revenue increased approximately 16%.
●	Total Tonnage/Day decreased approximately 4% compared to a total Tonnage/Day increase of 3.7% in August 2020 versus August 2019, which reflected an unseasonable increase in U-Pack household goods shipments and other spot-quoted shipments during the second half of 2020.
●	Total Shipments/Day decreased approximately 3%.
●	Total Billed Revenue/CWT increased approximately 21% including higher fuel surcharge.
●	Total Billed Revenue/Shipment increased approximately 19%.
●	Total Weight/Shipment decreased approximately 1%.

On both a year-over-year and sequential basis average daily August 2021 revenue, tonnage and shipments in the Asset-Based core LTL-rated business were some of the strongest in the last ten years.  The year-over-year and sequential decrease in total average daily tonnage and shipments was associated with the deliberate moderation of the number of U-Pack household goods shipments and other spot-quoted shipments in order to serve core LTL customers.  Because they are larger than the typical LTL-rated shipment, the decrease in the number of U-Pack shipments also resulted in a lower total average shipment weight.  In August 2021, average weight per shipment for core LTL customers increased both on a year-over-year and sequential basis.  Going forward, as the ABF Freight network continues to be managed to serve customers and optimize revenue, tonnage and shipment comparisons to the prior year are expected to be impacted by changes in U-Pack shipments which are a unique element of ArcBest’s Asset-Based business.

Asset-Light ArcBest Segment (not including FleetNet)

For the month of August 2021 compared to August 2020, preliminary financial metrics and business trends are as follows:

●	Total revenue per day increased approximately 31%.
●	Purchased transportation expense per day increased approximately 33%.
●	Purchased transportation expense represented approximately 84.5% of revenues in August 2021 compared to 83% in August 2020.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995:  Certain statements and information in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “predict,” “project,” “scheduled,” “should,” “would,” and similar expressions and the negatives of such terms are intended to identify forward-looking statements. These statements are based on management’s beliefs, assumptions, and expectations based on currently available information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these forward-looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements due to a number of factors, including, but not limited to: widespread outbreak of an illness or disease, including the COVID-19 pandemic and its effects, or any other public health crisis, as well as regulatory measures implemented in response to such events; external events which may adversely affect us or the third parties who provide services for us, for which our business continuity plans may not adequately prepare us; a failure of our information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely, data breach, and/or cybersecurity incidents; interruption or failure of third-party software or information technology systems or licenses; untimely or ineffective development and implementation of, or failure to realize potential benefits associated with, new or enhanced technology or processes, including the pilot test program at ABF Freight; the loss or reduction of business from large customers; the ability to manage our cost structure, and the timing and performance of growth initiatives; maintaining our corporate reputation and intellectual property rights; competitive initiatives and pricing pressures; increased prices for and decreased availability of new revenue equipment, decreases in value of used revenue equipment, and higher costs of equipment-related operating expenses such as maintenance, fuel, and related taxes; availability of fuel, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates, and the inability to collect fuel surcharges; relationships with employees, including unions, and our ability to attract, retain, and develop employees; unfavorable terms of, or the inability to reach agreement on, future collective bargaining agreements or a workforce stoppage by our employees covered under ABF Freight’s collective bargaining agreement; union employee wages and benefits, including changes in required contributions to multiemployer plans; availability and cost of reliable third-party services; our ability to secure independent owner operators and/or operational or regulatory issues related to our use of their services; litigation or claims asserted against us; governmental regulations; environmental laws and regulations, including emissions-control regulations; default on covenants of financing arrangements and the availability and terms of future financing arrangements; self-insurance claims and insurance premium costs; potential impairment of goodwill and intangible assets; general economic conditions and related shifts in market demand that impact the performance and needs of industries we serve and/or limit our customers’ access to adequate financial resources; seasonal fluctuations and adverse weather conditions; and other financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest Corporation’s public filings with the Securities and Exchange Commission (the “SEC”).

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Se

ARCBEST CORPORATION

(Registrant)

Date:	September 8, 2021	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel
and Corporate Secretary